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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[ x ]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)     August 17, 2001
                                                              ---------------

         Commission file number   333-76723
                                  ---------


                                 SIMMONS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                    06-1007444
--------------------------------           -----------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
  incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia           30328-6188
--------------------------------------------------   ---------------------------
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code            (770) 512-7700
                                                     ---------------------------




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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              c)     Exhibits

                     99.1   Press Release dated August 14, 2001.


ITEM 9.       REGULATION FD

              On August 14, 2001, the registrant issued a press release reporting its 2001 second quarter results of operations. The press release is furnished as Exhibit 99.1.

























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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                             SIMMONS COMPANY

By:                  /s/ William S. Creekmuir
          ------------------------------------------------
                          William S. Creekmuir
          Executive Vice President and Chief Financial Officer

Date:     August 17, 2001


















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                                  EXHIBIT INDEX

Exhibit
Number               Exhibit Name
------               ------------
99.1                 Press Release dated August 14, 2001